Exhibit 10.1

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
                                                         Quotation
TO:        Life  Line  Marine                                                             Date: 10/05/05
           1852  HWY  A
           Washington,  MO  63090

Attention:    Mike  Lochirco
---------------------------------------------------------------------------------------------------------------------
Item  No.                                                Description                           Unit Price       Total
---------------------------------------------------------------------------------------------------------------------
    1                                           2006  Challenger  Offshore  SV30                           $99,995.00

Final  Options  and  Pricing  Determined  Upon  Final  Payment

Progress  Payment  Schedule
1st  payment  -$
2nd  payment  -$
3rd  payment  -$

--------------------------------------------------------------------------------------------------------------------
Anticipated  Deliver  after  Receipt  of  Order                                              Xtreme Companies
                                                                                            300 Westlink Drive
------------------------------------------------------                                     Washington,  MO  63090
Quote  includes  transportation                                                               (636)  390-9000
Plus  transportation

                                                                                              BY:
-------------------------------------------------------------------------------------------------------------------
FOR  YOUR  CONVENIENCE                                                                        Quotation  Accepted
THIS  QUOTATION  BECOMES  AN ORDER                                                            By:________________
WHEN AUTHORIZED WITHIN FIRM QUOTATION PERIOD.                                              Title: Sales Manager
                                                                                            Date: 10/5/2005



                                                         Quotation
TO:        Life  Line  Marine                                                             Date: 10/05/05
           1852  HWY  A
           Washington,  MO  63090

Attention:    Mike  Lochirco
---------------------------------------------------------------------------------------------------------------------
Item  No.                                                Description                           Unit Price       Total
---------------------------------------------------------------------------------------------------------------------
    1                                         2006  Challenger  Offshore  Z192 Bow Rider                   $31,495.00

Final  Options  and  Pricing  Determined  Upon  Final  Payment

Progress  Payment  Schedule
1st  payment  -$
2nd  payment  -$
3rd  payment  -$

--------------------------------------------------------------------------------------------------------------------
Anticipated  Deliver  after  Receipt  of  Order                                              Xtreme Companies
                                                                                            300 Westlink Drive
------------------------------------------------------                                     Washington,  MO  63090
Quote  includes  transportation                                                               (636)  390-9000
Plus  transportation

                                                                                              BY:
-------------------------------------------------------------------------------------------------------------------
FOR  YOUR  CONVENIENCE                                                                        Quotation  Accepted
THIS  QUOTATION  BECOMES  AN ORDER                                                            By:________________
WHEN AUTHORIZED WITHIN FIRM QUOTATION PERIOD.                                              Title: Sales Manager
                                                                                            Date: 10/5/2005



                                                         Quotation
TO:        Life  Line  Marine                                                             Date: 10/05/05
           1852  HWY  A
           Washington,  MO  63090

Attention:    Mike  Lochirco
---------------------------------------------------------------------------------------------------------------------
Item  No.                                                Description                           Unit Price       Total
---------------------------------------------------------------------------------------------------------------------
    1                                          2006  Challenger  Offshore  Z302                            $99,495.00

Final  Options  and  Pricing  Determined  Upon  Final  Payment

Progress  Payment  Schedule
1st  payment  -$
2nd  payment  -$
3rd  payment  -$

--------------------------------------------------------------------------------------------------------------------
Anticipated  Deliver  after  Receipt  of  Order                                              Xtreme Companies
                                                                                            300 Westlink Drive
------------------------------------------------------                                     Washington,  MO  63090
Quote  includes  transportation                                                               (636)  390-9000
Plus  transportation

                                                                                              BY:
-------------------------------------------------------------------------------------------------------------------
FOR  YOUR  CONVENIENCE                                                                        Quotation  Accepted
THIS  QUOTATION  BECOMES  AN ORDER                                                            By:________________
WHEN AUTHORIZED WITHIN FIRM QUOTATION PERIOD.                                              Title: Sales Manager
                                                                                            Date: 10/5/2005



                                                         Quotation
TO:        Life  Line  Marine                                                             Date: 10/05/05
           1852  HWY  A
           Washington,  MO  63090

Attention:    Mike  Lochirco
---------------------------------------------------------------------------------------------------------------------
Item  No.                                                Description                           Unit Price       Total
---------------------------------------------------------------------------------------------------------------------
    1                                           2006  Challenger  Offshore  DDC33                         $159,995.00

Final  Options  and  Pricing  Determined  Upon  Final  Payment

Progress  Payment  Schedule
1st  payment  -$
2nd  payment  -$
3rd  payment  -$

--------------------------------------------------------------------------------------------------------------------
Anticipated  Deliver  after  Receipt  of  Order                                              Xtreme Companies
                                                                                            300 Westlink Drive
------------------------------------------------------                                     Washington,  MO  63090
Quote  includes  transportation                                                               (636)  390-9000
Plus  transportation

                                                                                              BY:
-------------------------------------------------------------------------------------------------------------------
FOR  YOUR  CONVENIENCE                                                                        Quotation  Accepted
THIS  QUOTATION  BECOMES  AN ORDER                                                            By:________________
WHEN AUTHORIZED WITHIN FIRM QUOTATION PERIOD.                                              Title: Sales Manager
                                                                                            Date: 10/5/2005



                                                         Quotation
TO:        Life  Line  Marine                                                             Date: 10/05/05
           1852  HWY  A
           Washington,  MO  63090

Attention:    Mike  Lochirco
---------------------------------------------------------------------------------------------------------------------
Item  No.                                                Description                           Unit Price       Total
---------------------------------------------------------------------------------------------------------------------
    1                                         2006  Challenger  Offshore  Z245                             $59,995.00

Final  Options  and  Pricing  Determined  Upon  Final  Payment

Progress  Payment  Schedule
1st  payment  -$
2nd  payment  -$
3rd  payment  -$

--------------------------------------------------------------------------------------------------------------------
Anticipated  Deliver  after  Receipt  of  Order                                              Xtreme Companies
                                                                                            300 Westlink Drive
------------------------------------------------------                                     Washington,  MO  63090
Quote  includes  transportation                                                               (636)  390-9000
Plus  transportation

                                                                                              BY:
-------------------------------------------------------------------------------------------------------------------
FOR  YOUR  CONVENIENCE                                                                        Quotation  Accepted
THIS  QUOTATION  BECOMES  AN ORDER                                                            By:________________
WHEN AUTHORIZED WITHIN FIRM QUOTATION PERIOD.                                              Title: Sales Manager
                                                                                            Date: 10/5/2005



                                                         Quotation
TO:        Life  Line  Marine                                                             Date: 10/05/05
           1852  HWY  A
           Washington,  MO  63090

Attention:    Mike  Lochirco
---------------------------------------------------------------------------------------------------------------------
Item  No.                                                Description                           Unit Price       Total
---------------------------------------------------------------------------------------------------------------------
    1                                        2006  Challenger  Offshore  Z252 Open Bow                     $64,495.00

Final  Options  and  Pricing  Determined  Upon  Final  Payment

Progress  Payment  Schedule
1st  payment  -$
2nd  payment  -$
3rd  payment  -$

--------------------------------------------------------------------------------------------------------------------
Anticipated  Deliver  after  Receipt  of  Order                                              Xtreme Companies
                                                                                            300 Westlink Drive
------------------------------------------------------                                     Washington,  MO  63090
Quote  includes  transportation                                                               (636)  390-9000
Plus  transportation

                                                                                              BY:
-------------------------------------------------------------------------------------------------------------------
FOR  YOUR  CONVENIENCE                                                                        Quotation  Accepted
THIS  QUOTATION  BECOMES  AN ORDER                                                            By:________________
WHEN AUTHORIZED WITHIN FIRM QUOTATION PERIOD.                                              Title: Sales Manager
                                                                                            Date: 10/5/2005



                                                         Quotation
TO:        Life  Line  Marine                                                             Date: 10/05/05
           1852  HWY  A
           Washington,  MO  63090

Attention:    Mike  Lochirco
---------------------------------------------------------------------------------------------------------------------
Item  No.                                                Description                           Unit Price       Total
---------------------------------------------------------------------------------------------------------------------
    1                                           2006  Challenger  Offshore  Z308                          $117,495.00

Final  Options  and  Pricing  Determined  Upon  Final  Payment

Progress  Payment  Schedule
1st  payment  -$
2nd  payment  -$
3rd  payment  -$

--------------------------------------------------------------------------------------------------------------------
Anticipated  Deliver  after  Receipt  of  Order                                              Xtreme Companies
                                                                                            300 Westlink Drive
------------------------------------------------------                                     Washington,  MO  63090
Quote  includes  transportation                                                               (636)  390-9000
Plus  transportation

                                                                                              BY:
-------------------------------------------------------------------------------------------------------------------
FOR  YOUR  CONVENIENCE                                                                        Quotation  Accepted
THIS  QUOTATION  BECOMES  AN ORDER                                                            By:________________
WHEN AUTHORIZED WITHIN FIRM QUOTATION PERIOD.                                              Title: Sales Manager
                                                                                            Date: 10/5/2005

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